November 10, 2015
(as revised October 5, 2016)
2015 Summary Prospectus
►	iShares Core International Aggregate Bond ETF | IAGG | BATS
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://us.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 10, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® CORE INTERNATIONAL AGGREGATE BOND ETF
Ticker: IAGG	Stock Exchange: BATS
Investment Objective
The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (formerly, Barclays Global Fund Advisors (“BGFA”)) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.11%	None	None	0.11%

[1]	The expense information in the table has been restated to reflect current management fees.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Underlying Index”), which measures the performance of the global investment-grade bond market. As of October 30, 2015, there were 8,068 issues in the Underlying Index. The Underlying Index includes investment-grade fixed-rate sovereign and government-related debt, corporate and securitized bonds from both developed and emerging market issuers. Securities included in the Underlying Index are issued in currencies other than the U.S. dollar, must have maturities of at least one year and are required to meet minimum outstanding issue size criteria. The Underlying Index is market capitalization-weighted with a cap on each issuer of 10%. Debt that is publicly issued in the global and regional markets is included in the Underlying Index. Certain types of securities, such as USD-denominated bonds, contingent capital securities, inflation-linked bonds, floating-rate issues, fixed-rate perpetuals, retail bonds, structured notes, pass-through certificates, private placements, sinkable Russian OFZ bonds issued prior to 2009 and securities where reliable pricing is unavailable are excluded from the Underlying Index. The securities in the Underlying Index are updated on the last business day of each month, and the currency risk of the securities in the Underlying Index are hedged to the U.S. dollar on a monthly basis. Components of the Underlying Index primarily include fixed-rate foreign sovereign and government debt, non-U.S. government-related bonds and corporate bonds. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.
As of October 30, 2015, the Underlying Index included securities issued by governments in the following 55 countries: Australia, Austria, Belgium, Bermuda, Brazil, Bulgaria, Canada, Chile, China, Czech Republic, Denmark, Estonia, Finland, France, Germany, Guernsey, Hong Kong, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Kazakhstan, Latvia, Lithuania, Luxembourg, Malaysia, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, the United Arab Emirates, the United Kingdom and the United States.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities or other instruments comprising the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities and other components of the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities and other instruments of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities and other instruments of the Underlying
Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Components of the Underlying Index include fixed-income securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (both deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the fixed-income portfolio. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund.
The Underlying Index sells forward the total value of the underlying non-U.S. dollar currencies at a one-month forward rate to hedge against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar and appreciation in some of the component currencies does not exceed the aggregate depreciation of the others. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currencies, on a net basis, are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, the

Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund's exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.
The Fund may also use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other in U.S. dollars.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is calculated by Bloomberg Barclays Capital Inc. or its affiliates (the “Index Provider” or “Bloomberg Barclays”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund's prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Cash Transactions Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Currency Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include both physically-settled forward contracts and NDFs. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, BFA may seek to limit the size of the Fund in order to attempt to reduce the likelihood of a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency hedge to implement its investment objective.
Foreign currency forward contracts, including NDFs, do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the Fund’s exposure to the component currencies may not be fully hedged at all times. At certain times, the Fund may use an optimized hedging strategy and will hedge a smaller number of component currencies to reduce hedging costs. In addition, because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio. The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in either or both the Underlying Index and the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the Fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if one or more of the currencies of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar and the depreciation of one currency is not offset by appreciation in another currency and/or the Fund's attempt to hedge currency exposure to the depreciating currency or currencies is unsuccessful. Generally, an increase in the value of the U.S. dollar against the component currencies will reduce the value of a security denominated in the component currencies, as applicable. In addition, fluctuations in the exchange rates of currencies could affect the economy or particular business operations of companies in a geographic region, including securities in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region and the United States. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund will use currency forwards and NDFs to hedge the currency exposure resulting from investments in the foreign currency-denominated securities held by the Fund . The Fund’s use of these instruments, like investments in other derivatives, may reduce the Fund’s returns, increase volatility and/or result in losses due to credit risk or ineffective hedging strategies. Volatility is defined as the characteristic of a security, a currency, an index or a market, to fluctuate significantly in price within a defined time period. Currency forwards, like other derivatives, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the currency or currencies being hedged. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. BFA’s use of derivatives is not intended to predict the direction of securities prices, currency exchange rates, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The U.S. and certain other countries have adopted or are in the process of adopting regulatory reforms affecting the derivatives markets. These regulations may make derivatives more costly, may limit the availability of derivatives, and may otherwise adversely affect the value and performance of derivatives.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The current historically low interest rate environment increases the risks associated with rising interest rates.
Issuer Risk. Fund performance depends on the performance of individual securities and other instruments to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, losses due to ineffective currency hedges, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
National Closed Market Trading Risk. Where the underlying securities held by the Fund trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, likely resulting in deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). This could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds (“ETFs”).
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to European Economic Risk.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun a process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its portfolio companies' trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and North American Economic Risk.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Many developed countries experienced a significant economic slowdown during the financial crisis that began in 2007. In addition, developed countries may be impacted by changes to the economic health of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Emerging Markets. The Fund's investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with custody of securities than developed markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as terrorism or strained international relations. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).
As part of the Fund's currency hedging strategy, the Fund may match foreign currency forward contracts with the non-U.S. dollar denominated securities whose currency risk is intended to be hedged wholly or partially by such contracts. If the Fund were to perform such matching for income tax purposes, this matching would potentially result in the Fund’s deferral for U.S. federal income tax purposes of the realized gains or losses attributable to foreign currency forward contracts until such gains or losses offset the currency-related losses on the matched non-U.S. dollar denominated securities. If the IRS were to disagree with such deferral treatment or the matching methodology used, the Fund could become undistributed and incur tax liabilities. The Fund may reevaluate, adjust, begin, or discontinue the matching of such contracts in the future.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction and hedging costs and forward rates achieved, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, changes to the Underlying Index and the cost to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions in the affected securities and/or foreign exchange markets. In addition, tracking error may result because the Fund incurs fees and expenses, while the Underlying Index does not, and because the Fund accepts creations and redemptions during time periods between which it is able to adjust its currency hedges, whereas the Underlying Index does not adjust its hedging during these periods.
Valuation Risk. The price the Fund could receive upon sale of a security or unwind of a financial instrument or other asset may differ from the Fund's valuation of the security or other instrument or asset and from the value used by the Underlying Index, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other instruments in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
Performance Information
As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BlackRock Fund Advisors. The Fund’s sub-adviser is BlackRock International Limited (“BIL” or the “Sub-Adviser”).
Portfolio Managers. Michael Harper and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Harper and Mr. Radell have been Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a specified amount of cash.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-IAGG-1016
Investment Company Act file No.: 811-09729